MEMORANDUM OF AGREEMENT


                                 April 28, 2000

Those persons who have signed this document do agree to the following specific conditions:

1. I shall not share, distribute or in any way divulge any information, ideas, concepts, plans or research being done by this group, to any third party for a period of three years.
2. I shall agree not to develop independently, compete or produce a product or service in direct or indirect competition with the products we may plan to develop or actually develop for a period of three years from this date.
3. I am not employed by, nor do I represent any other agency, group, individual or firm who might benefit from those ideas and concepts we will develop.
4. Should I become employed by an agency, group, individual or firm which might benefit from our ideas or products, I agree not to share such information for a period of three years from this date.


Full Name  James David Edwards          Signature /s/ James Edwards
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Full Name  James Allen Bettis           Signature /s/ James A. Bettis
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Full Name  Jeffery Wade  Sims           Signature /s/ Jeff Sims
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Full Name  Alan David Myers             Signature /s/ Alan Myers
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The above individuals shall constitute the basis for a group known as the Wedge "Idea Farm", who are formed for the purpose of developing unique new concepts, products or services related to computers, the internet and web-based delivery systems.